 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

PRINCETON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00710	46-3516073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Riverway, Suite 2020 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 595-1460

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Auditors.

(a) Previous independent registered audit firm.

Effective June 19, 2015, the Registrant dismissed Boulay PLLP ("Boulay"), which did audit Registrant’s year-end financial statements for the years ended December 31, 2014 and December 31, 2013 while the Registrant operated as Regal One Corporation. The change in the Registrant’s auditors was recommended and approved by the audit committee of the Board of Directors of the Registrant.

During the Registrant’s fiscal years ended December 31, 2014 and December 31, 2013 through the date of the termination (June 19, 2015) of Boulay, there have been no disagreements with Boulay (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Boulay, would have caused them to make reference thereto in their report on financial statements for such years.

The report of the independent registered public accounting firm of Boulay as of and for the year ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle.

The Registrant provided Boulay with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Boulay furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Boulay filed as Exhibit 16.1 hereto and incorporated herein by reference.

(b) New independent registered public accounting firm.

On June 19, 2015, and effective the same date, on the recommendation of the audit committee of the Registrant’s Board of Directors, the Registrant engaged Crowe Horwath LLP, as its independent registered audit firm to audit the Registrant’s financial statements for the fiscal year ending December 31, 2015 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2015.

During the Registrant’s fiscal years ended December 31, 2014 and December 31, 2013 and through the date of the engagement of Crowe Horwath LLP, neither the Registrant nor anyone on its behalf has consulted with Crowe Horwath LLP, regarding either:

(i) The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Crowe Horwath LLP, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(ii) Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Boulay PLLP to the Securities and Exchange Commission dated June 25, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

PRINCETON CAPITAL CORPORATION

Dated: June 25, 2015	By:	/s/ Gregory J. Cannella
Name: Gregory J. Cannella
Title: Chief Financial Officer, Treasurer and Secretary

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16.1	Letter of Boulay PLLP to the Securities and Exchange Commission dated June 25, 2015.

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